UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May  8, 2020

Genesis Healthcare, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33459	20-3934755
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

101 East State Street Kennett Square, PA	19348
(Address of Principal Executive Offices)	(Zip Code)

(610) 444-6350

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	GEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 8.01 Other Events

Reliance on SEC Relief from Filing Requirements

Genesis Healthcare, Inc. (“Genesis,” the “Company,” “us,” “our,” and “we”) is filing this Current Report on Form 8-K (the “Current Report”) pursuant to the Order of the Securities and Exchange Commission (the “SEC”), issued on March 25, 2020 pursuant to Section 36 of the Exchange Act, granting exemptions from specified provisions of the Securities and Exchange Act, as amended (the “Exchange Act”), and certain rules thereunder (Release No. 34-88465) (the “SEC Order”). The SEC Order provides that a registrant subject to the reporting requirements of Exchange Act Section 13(a) or 15(d), and any person required to make any filings with respect to such registrant, is exempt from any requirement to file or furnish materials with the Commission under Exchange Act Sections 13(a), 13(f), 13(g), 14(a), 14(c), 14(f), 15(d) and Regulations 13A, Regulation 13D-G (except for those provisions mandating the filing of Schedule 13D or amendments to Schedule 13D), 14A, 14C and 15D, and Exchange Act Rules 13f-1, and 14f-1, as applicable, if certain conditions are satisfied.

The Company, relying on the SEC Order, will delay the filing of its Quarterly Report on Form 10-Q for the three months ended March 31, 2020 (the “Quarterly Report”) by up to 45 days due to circumstances related to COVID-19. In particular, the Company’s operations and corporate facilities are located throughout the United States with its corporate headquarters in Kennett Square, Pennsylvania. Various government imposed restrictions in many of the areas the Company operates, including its corporate offices, have limited access to its corporate facilities which have, in turn, slowed the timely completion of the Company’s financial reporting process, including evaluating the various impacts of COVID-19 on its historical and projected financial statements, such as occupancy and expense forecasts. Notwithstanding the foregoing, the Company expects to file the Quarterly Report on or around May 27, 2020.

Risk Factor Update

In light of the COVID-19 pandemic, the Company is supplementing its risk factors previously disclosed in Item 1A “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the “Annual Report on Form 10-K”). The following risk factor disclosure should be read in conjunction with the risk factors described in the Annual Report on Form 10-K.

The COVID-19 pandemic has materially and adversely affected, and will continue to materially and adversely affect our patients, staff and operations, which in turn has materially and adversely affected our revenues and expenses. The extent to which the COVID-19 pandemic continues materially and adversely to affect our patients, staff, operations, financial condition, results of operations, compliance with financial covenants and liquidity will depend on future developments, including the measures taken by public and private entities in response to the pandemic, which are highly uncertain and cannot be predicted.

On March 11, 2020, the World Health Organization (“WHO”) declared COVID-19 a pandemic.  COVID-19 is a complex and previously unknown virus which disproportionately impacts older adults, particularly those having other underlying health conditions.  According to the WHO, up to half of the COVID-19 related deaths in European countries were individuals residing in long-term care facilities, similar to the ones we operate in the United States. Furthermore, a significant number of our facilities and operations are geographically located and highly concentrated in markets with close proximity to areas of the United States that have experienced widespread and severe COVID-19 outbreaks. COVID-19 has materially and adversely affected our operations and supply chains, resulting in a reduction in our occupancy and an increase in our expenditures.

Our future operations, financial condition, results of operations, compliance with financial covenants and liquidity will continue to be impacted materially by developments related to the COVID-19 pandemic, including, but not limited to: the length of time and severity of the spread of COVID-19 in our core markets, and among our patients and staff; the effect of measures we are taking to respond to COVID-19; the volume of patients and or staff infected by COVID-19 who reside or work at our facilities and the resulting impact to the volume of new admissions to our facilities; the volume of cancelled or rescheduled elective procedures occurring at referring hospitals in our markets and the resulting impact to the volume of new admissions to our facilities; the volume of patients infected by COVID-19 who are discharged from or pass away while at our facilities and the resulting impact to our occupancy; the impacts of governmental and administrative regulations as well as the nature and adequacy of financial relief and other forms of support on the skilled nursing and post-acute industry; the extent of disruptions and shortages to center-based staffing needs; the extent of disruptions and shortages to the supply chain of critical services and supplies, including personal protective equipment and the capacity to test patients and employees for COVID-19; increases to expenses related to staffing, supply chain or other expenditures; the impact of our substantial indebtedness and lease obligations, as well as risks associated with disruptions in the financial markets as a result of the COVID-19 pandemic which could impact us from a financing perspective; and changes in and deteriorating macroeconomic conditions nationally and regionally in our markets resulting from the COVID-19 pandemic.

Further, the scale and scope of the COVID-19 pandemic may heighten the potential adverse effects on our business, financial condition, results of operations, compliance with financial covenants and liquidity described in our previously disclosed risk factors. These and other potential impacts of COVID-19 have materially and adversely affected, and will continue to materially affect, our business, financial condition, results of operations, compliance with financial covenants and liquidity. We are not able to fully quantify or predict the impact these factors have had, or will have, on our business, financial condition, results of operations, compliance with financial covenants and liquidity, but we expect that the COVID-19 pandemic, including the measures taken in response to the pandemic, will materially affect our current and future financial performance. The ultimate extent of the impact of the COVID-19 pandemic on our business, financial condition, results of operations, compliance with financial covenants and liquidity will depend on future developments, which are highly uncertain and cannot be predicted, including new information that may emerge concerning the scope and severity of COVID-19 and the actions taken by public and private entities in response to the pandemic to address its impact, among others.

Forward-Looking Statements

Certain statements in this Current Report constitute “forward-looking statements” within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995.  You can identify these statements by the fact that they do not relate strictly to historical or current facts.  They contain words such as “may,” “will,” “project,” “might,” “expect,” “believe,” “anticipate,” “could,” “would,” “estimate,” “continue,” “pursue,” “plans,” or “prospect,” or the negative or other variations thereof or comparable terminology.  All statements contained in this Current Report that do not relate to matters of historical facts should be considered forward-looking statements, including statements about (i) the impact of COVID-19 on our patients, staff, business, results of operations,  financial condition, liquidity, or the economic environment and (ii) our ability to comply with our filing obligations with the SEC. Investors are cautioned that forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that cannot be predicted or quantified and, consequently, the actual performance of Genesis may differ materially from that expressed or implied by such forward-looking statements.

Investors and readers are cautioned not to place undue reliance on these forward-looking statements, which are based on the Company’s expectations as of the date of this Current Report and speak only as of the date of this Current Report and are advised to consider the factors listed under the headings “Forward-Looking

Statements” and “Risk Factors” in the Company’s filings with the SEC, including the Annual Report on Form 10-K for the year ended December 31, 2019. Genesis disclaims any obligation to update its forward-looking statements or any of the information contained in this Current Report except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2020	GENESIS HEALTHCARE, INC.
By: /s/ Michael S. Sherman
Michael S. Sherman Senior Vice President, General Counsel, Secretary and Assistant Treasurer

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